Trilliant Exploration Corporation 10-QA
Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of Trilliant Exploration Corporation (the “Company”) for the quarter ended June 30, 2011, each of William Lieberman, the Chief Executive Officer, and William Lieberman, the Chief Financial Officer, of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/ s / William Lieberman

William Lieberman, Principal Executive Officer

June 05, 2012

/ s / William Lieberman

William Lieberman, Principal Financial Officer

June 05, 2012